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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): April 6, 1998

                              BLUEGREEN CORPORATION
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             (Exact name of registrant as specified in its charter)

                                  MASSACHUSETTS
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                    (State of incorporation or organization)

              0-19292                                         03-0300793
      ------------------------                           --------------------
      (Commission File Number)                             (I.R.S. Employer
                                                         Identification  No.)

                5295 TOWN CENTER ROAD, BOCA RATON, FLORIDA   33486
               -----------------------------------------------------
               (Address of Principal Executive Office)     (Zip Code)

       Registrant's telephone number, including area code: (561) 361-2700
                                                           -------------------



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Item 5.  OTHER EVENTS.

         On April 6, 1998, Bluegreen Corporation issued a press release, pursuant to Rule 135c under the Securities Act of 1933, in the form of EXHIBIT
99.1 attached hereto in connection with the consummation of an unregistered offering of Senior Secured Notes.

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  Exhibit 99.1:  Press release.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             BLUEGREEN CORPORATION




Date: April 15, 1998                         By: /s/ Anthony M. Puleo
                                                 ------------------------
                                                 Anthony M. Puleo,
                                                 Chief Accounting Officer